United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 25, 2018

Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway Suite 155 Alpharetta, GA	30004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 935-5961

M I Acquisitions, Inc., c/o Magna Management LLC, 40 Wall Street, 58th Floor, New York, NY 10005______________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 25, 2018, the registrant consummated the previously announced business combination pursuant to a contribution agreement, dated February 26, 2018, as amended and restated on March 26,2018 and April 17, 2018 (the “Purchase Agreement”), by and among M I Acquisitions, Inc. (“M I Acquisitions”), Priority Investment Holdings, LLC (“PIH”) and Priority Incentive Equity Holdings, LLC (“PIEH” and, together with PIH, the “Sellers”), which provided for, among other things, the acquisition of 100% of the issued and outstanding equity securities of Priority Holdings, LLC by M I Acquisitions, which resulted in Priority Holdings, LLC becoming a wholly-owned subsidiary of M I Acquisitions (together with the other transactions contemplated by the Purchase Agreement, the “Business Combination”).

Upon the closing of the Business Combination, the registrant changed its name from “M I Acquisitions, Inc.” to “Priority Technology Holdings, Inc.”  Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to the registrant and its subsidiaries. “M I Acquisitions” refers to the registrant prior to the closing, and “Priority” refers to the business of Priority Holdings, LLC before it became a subsidiary of Company upon the closing.

Item 1.01 Entry into a Material Definitive Agreement

Registration Rights Agreement

In connection with the closing, PIEH, Thomas Priore, certain other holders named therein and their respective transferees were granted certain rights pursuant to the Registration Rights Agreement, dated as of July 25, 2018 (the “Registration Rights Agreement”). The Registration Rights Agreement grants PIEH and Thomas Priore certain customary demand registration rights and grants all of the holders named therein certain “piggyback” registration rights with respect to registration statements filed subsequent to the Business Combination.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On July 19, 2018, the Business Combination was approved by M I Acquisitions shareholders. The Business Combination was completed on July 25, 2018.

Pursuant to the Purchase Agreement, M I Acquisitions agreed to pay the Sellers consideration consisting of a number of shares of the Company’s common stock equal to Priority’s equity value (which the Purchase Agreement defines as of the signing date as the $947.8 million enterprise value of Priority, less the net debt of Priority, subject to certain adjustments as described in the Purchase Agreement) divided by $10.30. More than 99% of such shares of the Company’s common stock were issued at the closing, with the remaining shares to be issued at a later date.

An additional 9.8 million shares of the Company’s common stock may be issued as earn out consideration to the Sellers, or at their election, to members of Priority’s management or other service providers post-business combination pursuant to the Earnout Incentive Plan attached hereto as Exhibit 10.3.

Furthermore, concurrently with the Purchase Agreement, the founding stockholders of the Company (the “Founders”) and Priority entered into a purchase agreement (the “Founders Share Agreement”), attached hereto as Exhibit 2.2, pursuant to which Priority purchased 421,107 of the units issued to the Founders in a private placement immediately prior to M I Acquisitions’ initial public offering, and 453,210 shares of common stock of M I Acquisitions issued to the Founders, for an aggregate purchase price of approximately $2.1 million. In addition, pursuant to the Founders Share Agreement, the Founders forfeited 174,863 founder’s shares at the closing of the Business Combination, which shares may be reissued to the Founders if one of the earn outs described herein (and relating to the Purchase Agreement consideration) is achieved.

The material terms and conditions of the Purchase Agreement are described on pages 66 to 69 of M I Acquisitions’ definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 5, 2018 (the “Proxy Statement”) in the section entitled “Proposal No. 1—The Business Combination Proposal—The Purchase Agreement,” which is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to projections, revenues, earnings, performance, strategies, prospects and other aspects of the Company’s business are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the ability to meet NASDAQ’s continued listing standards following the Business Combination; (2) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the Company’s ability to grow and manage growth profitably; (3) the incurrence of costs related to the Business Combination; (4) changes in applicable laws or regulations, including the impact of the Tax Cuts and Jobs Act of 2017; (5) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (6) other risks and uncertainties indicated in the Proxy Statement, including those under “Risk Factors” therein, and other documents to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of M I Acquisitions prior to the Business Combination is described in the Proxy Statement in the section entitled “M I Acquisitions’ Business” beginning on page 166 and is incorporated herein by reference. The business of Priority prior to the Business Combination is described in the Proxy Statement in the section entitled “Priority’s Business” beginning on page 121 and is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 26 and are incorporated herein by reference.

Selected Historical Financial Information

Selected historical financial information for M I Acquisitions prior to the Business Combination is set forth in Exhibit 99.1 hereto. Selected historical financial information for Priority prior to the Business Combination as of and for the years ended December 31, 2017, 2016 and 2015 and as of March 31, 2018 and for the three months ended March 31, 2018 and 2017 is set forth in the Proxy Statement in the section entitled “Summary of the Proxy Statement—Summary Historical Financial Information of Priority” beginning on page 21 and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosure About Market Risk

The section of the Form 10-Q, filed by the Company on July 7, 2018, entitled “Item 2. Management’s Discussion and Analysis of Financial Conditions and Operations” and “Item 3. Quantitative and Qualitative Disclosures Regarding Market Risk” is incorporated herein by reference. The section of the Proxy Statement entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Priority” beginning on page 145 is incorporated herein by reference.

Properties

The Company’s principal executive office is located at 2001 Westside Parkway, Suite 155, Alpharetta, GA 30004. The Company’s principal operating locations are described in the Proxy Statement in the section entitled “Priority’s Business—Facilities” on page 138 of the Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s common stock and warrants as of the date hereof:

●           each person who is known to the Company to be the beneficial owner of more than five percent (5%) of any class of its stock or warrants;

●           each of the Company’s named executive officers and directors; and

●           all officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock and Warrants	Approximate Percentage of Outstanding Shares of Common Stock and Warrants
Executive Officers and Directors(2)
Thomas Priore(3)	49,434,170	73.6%
John Priore(4)	9,347,591	14.0%
Afshin Yazdian	—	—
Marc Manuel	59,190	*
William Gahan	—	—
Matthew Kearney	12,457	*
All post-Business Combination directors and executive officers as a group (11 individuals)	61,247,941	91.0%

* Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Priority Technology Holdings, Inc., 2001 Westside Parkway, Alpharetta, GA 30004.
(2)	The Sellers expect to appoint two additional directors after the consummation of the Business Combination, subject to a vote by the board of directors to increase the number of board seats and to fill such newly-created positions. The Sellers have not yet selected who will serve in those two additional board seats, but do not expect that such persons will qualify as “independent directors” under Nasdaq rules.
(3)	Includes 3,063,097 shares of the Company’s common stock and warrants directly held by Priority Incentive Equity Holdings, LLC. Following the Business Combination, Thomas Priore became the managing member of Priority Investment Holdings LLC, which is the non-member manager of Priority Incentive Equity Holdings, LLC. Thomas Priore may be deemed to beneficially own such shares and warrants directly or indirectly controlled by him. The address of Thomas Priore and each of the other entities listed in this footnote is c/o Priority Technology Holdings, Inc., 2001 Westside Parkway, Alpharetta, GA 30004.
(4)	Includes 9,347,591 shares of the Company’s common stock directly held by AESV Credit Card Consulting LLC, which is controlled by John Priore. John Priore may be deemed to beneficially own such shares directly or indirectly controlled by him.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the Closing is set forth in the Proxy Statement in the section entitled “Directors, Executive Officers, Executive Compensation and Corporate Governance—Directors and Executive Officers after the Business Combination” beginning on page 176 of the Proxy Statement, which is incorporated herein by reference.

Effective as of Closing, each of Thomas Priore, John Priore, William Gahan and Matthew Kearney were appointed to serve as directors of the Company and Marc Manuel is continuing to serve as a director. Thomas Priore was appointed to serve as Chairman of the Board.  Biographical information for these individuals is set out in the Proxy Statement in the section entitled “Directors, Executive Officers, Executive Compensation and Corporate Governance—Directors and Executive Officers after the Business Combination” beginning on page 176 of the Proxy Statement, which is incorporated herein by reference.

The Board appointed Marc Manuel, William Gahan and Matthew Kearney to serve on the Audit Committee, with Marc Manuel serving as its Chairman, upon the determination by the Board that Marc Manuel, William Gahan and Matthew Kearney are independent for purposes of the listing standards of NASDAQ and Section 10A-3 of the Securities Exchange Act of 1934, as amended. The Board appointed Thomas Priore, John Priore and William Gahan to serve on the Compensation Committee, with Thomas Priore serving as its Chairman. The Board appointed Thomas Priore, John Priore and William Gahan to serve on the Nominating & Governance Committee, with Thomas Priore serving as its Chairman. The Sellers expect to appoint two additional directors, subject to a vote by the Board to increase the number of board seats and to fill such newly-created positions. The Sellers have not yet selected who will serve in those two additional board seats, but do not expect that such persons will qualify as “independent directors” under Nasdaq rules.

2018 Equity Incentive Plan

On July 19, 2018, the stockholders of M I Acquisitions approved the 2018 Equity Incentive Plan. The description of the 2018 Equity Incentive Plan is set forth in the Proxy Statement in the section entitled “Proposal No. 7—The 2018 Equity Incentive Plan Proposal” beginning on page 97 of the Proxy Statement, which is incorporated herein by reference. A copy of the full text of the 2018 Equity Incentive Plan is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

The Earnout Incentive Plan

On July 19, 2018, the stockholders of M I Acquisitions approved the Earnout Incentive Plan. The description of the Earnout Incentive Plan is set forth in the Proxy Statement in the section entitled “Proposal No. 8—Earnout Incentive Plan Proposal” beginning on page 101 of the Proxy Statement, which is incorporated herein by reference. A copy of the full text of the Earnout Incentive Plan is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Certain Relationships and Related Transactions

The description of certain relationships and related person transactions is included in the Proxy Statement in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 179 of the Proxy Statement, which is incorporated herein by reference.

Director Independence

NASDAQ listing standards require that a majority of the Company’s Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

All of the Company’s directors are independent pursuant to the rules of the NASDAQ except Thomas Priore, the Company’s Executive Chairman and John Priore, the Company’s President and Chief Executive Officer. Furthermore, the Sellers expect to appoint two additional directors, subject to a vote by the Board to increase the number of board seats and to fill such newly-created positions. The Sellers have not yet selected who will serve in those two additional board seats, but do not expect that such persons will qualify as “independent directors” under Nasdaq rules.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement in the section entitled “Priority’s Business—Legal Proceedings” on page 139 of the Proxy Statement, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, number of stockholders and dividends for the Company’s securities is set forth in the Proxy Statement in the section entitled “Price Range of Securities and Dividends” on page 25 of the Proxy Statement, which is incorporated herein by reference.

For the quarter ended June 30, 2018 through the closing date, the high and low sales prices per share of the Company’s common stock as reported on NASDAQ were $11.20 and $10.93, respectively.

The Company’s common stock, units and warrants are now quoted on NASDAQ under the symbols “PRTH”, “PRTHU” and “PRTHW,” respectively.

Recent Sales of Unregistered Securities

The description of sale of unregistered securities by M I Acquisitions is set forth in M I Acquisitions’ Registration of Form S-1 (333-212675) under Item 15 is incorporated herein by reference.

In connection with the Closing, the Company issued to Sellers an aggregate of 60,356,317 shares of common stock. All of such shares were issued pursuant to transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Description of the Company’s Securities

A description of the Company’s common stock, units and warrants is included in the Proxy Statement in the section entitled “Description of M I Acquisitions’ Securities” beginning on page 181 of the Proxy Statement, which is incorporated by reference herein.

Pursuant to the Company’s second amended and restated certificate of incorporation (“Charter”), the Company’s authorized capital stock consists of 1,000,000,000 shares of common stock and 100,000,000 shares of preferred stock. The outstanding shares of the Company’s common stock are duly authorized, validly issued, fully paid and non-assessable. As of the closing, there were 66,856,966 shares of common stock outstanding, held of record by approximately 33 holders of common stock and 5,731,216 warrants outstanding held of record by approximately 9 holders of warrants.

Purchase of Outstanding Warrant

Concurrently with the closing of the Business Combination, the Company and Goldman Sachs agreed to cancel the Goldman Sachs Warrant (“GS Warrant”) and Goldman Sachs was paid cash of $12.7 million for the GS Warrant. The GS Warrant was a 7 year, zero exercise price warrant issued by Priority to Goldman Sachs in connection with the refinancing of Priority’s credit facility on January 3, 2017, as subsequently adjusted as a result of anti-dilution provisions in the GS Warrant agreement triggered by Class A unit redemption of Priority, that entitled Goldman Sachs to exercise to receive 2.2% of Priority’s outstanding Class A Common Units at any time prior to expiration (the “GS Warrant”).

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and officers is set forth in the Proxy Statement in the section entitled “Proposal No. 6—The Additional Amendments Proposal” beginning on page 83 of the Proxy Statement, which is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description under “Recent Sales of Unregistered Securities” under Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

On July 25, 2018, the Company filed its Charter with the Secretary of State of the State of Delaware. The material terms of the Charter and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections entitled “Proposal No. 2—The Authorized Share Increase Proposal” beginning on page 70 of the Proxy Statement, “Proposal No. 3—The Board Declassification Proposal” beginning on page 72 of the Proxy Statement, “Proposal No. 4—The Voting Threshold Proposal” beginning on page 75 of the Proxy Statement, “Proposal No. 5—The Section 203 Proposal” beginning on page 78 of the Proxy Statement and “Proposal No. 6—The Additional Amendments Proposal” beginning on page 83 of the Proxy Statement, which are incorporated by reference herein.

A copy of the Charter is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, upon the closing, pursuant to the terms of the Purchase Agreement, the Company amended and restated its bylaws. The material terms of the amended and restated bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the section entitled “Proposal No. 4—The Voting Threshold Proposal” beginning on page 75 of the Proxy Statement, which is incorporated by reference herein.

A copy of the Company’s amended and restated bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 4.01 Change in Registrant’s Certifying Accountant

Change of the Company’s Independent Registered Public Accounting Firm

On July 25, 2018, the Board approved the engagement of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements following the Business Combination.  RSM served as the independent registered public accounting firm of Priority prior to the Business Combination.  Accordingly, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed that it would be dismissed as the Company’s independent registered public accounting firm.

Marcum’s report on the Company’s consolidated financial statements as of December 31, 2017 and 2016, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2017, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from January 1, 2016 to December 31, 2017, and the subsequent period through July 24, 2018, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from January 1, 2016 to December 31, 2017, and the subsequent period through July 24, 2018, the Company has not consulted with RSM regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company.

A letter from Marcum is attached as Exhibit 16.1 to this Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the closing date, the Board approved certain amendments to the Company’s Code of Ethics (the “Code”). The amendments were intended to update and bring the Code in line with current best practices. The Code, as amended, is available on the Company’s corporate website at www.PRTH.com and is included in this Current Report on Form 8-K as Exhibit 14.1.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company as of the Closing Date. The material terms of the Combination are described in the Proxy Statement in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 55, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited consolidated financial statements of Priority and its subsidiaries as of December 31, 2017 and 2016 and for each of the three year periods ended December 31, 2017, December 31, 2016 and December 31, 2015, respectively are included in this Current Report on Form 8-K as Exhibit 99.2.

The unaudited condensed consolidated financial statements of Priority and its subsidiaries as of March 31, 2018 and for each of the three-month periods ended March 31, 2018 and 2017 are included in this Current Report on Form 8-K as Exhibit 99.3.

(b) Pro Forma Financial Information

The unaudited pro forma combined statements of operations for the year ended December 31, 2017 and for the three months ended March 31, 2018 give pro forma effect to the Business Combination as if it had occurred on January 1, 2017. The unaudited pro forma combined balance sheet as of March 31, 2018 assumes that the Business Combination was completed on March 31, 2018.

The unaudited pro forma combined financial information is included in this Current Report on Form 8-K as Exhibit 99.4.

(d)  Exhibits:

Exhibit	Description
2.1	Second Amended and Restated Contribution Agreement, dated as of April 17, 2018, by and among Priority Investment Holdings, Priority Incentive Equity Holdings, LLC and M I Acquisitions, Inc. (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14(a) filed July 5, 2018).
2.2	Purchase Agreement, dated as of February 26, 2018 by and among Priority Holdings, LLC, M SPAC LLC, M SPAC Holdings I LLC, M SPAC Holdings II LLC, and M I Acquisitions, Inc. (incorporated by reference to Annex B to the Company’s Proxy Statement on Schedule 14(a) filed July 5, 2018).
3.1	Second Amended and Restated Certificate of Incorporation of Priority Technology Holdings, Inc.
3.2	Amended and Restated Bylaws of Priority Technology Holdings, Inc.
10.1	Registration Rights Agreement dated as of July 25, 2018 by and among M I Acquisitions, Inc. and the other parties thereto.
10.2	Priority Technology Holdings, Inc. 2018 Equity Incentive Plan.
10.3	Priority Technology Holdings, Inc. Earnout Incentive Plan
10.4	Credit and Guaranty Agreement, dated as of January 3, 2017 by and among Pipeline Cynergy Holdings, LLC, Priority Institutional Partner Services, LLC, Priority Payment Systems Holdings LLC, Priority Holdings, LLC, the Credit Parties, the Lenders and SunTrust Bank.
10.4.1	First Amendment to the Credit and Guaranty Agreement, dated as of November 14, 2017 by and among Pipeline Cynergy Holdings, LLC, Priority Institutional Partner Services, LLC, Priority Payment Systems Holdings LLC, Priority Holdings, LLC, the other Guarantors, the Lenders and SunTrust Bank.
10.4.2	Second Amendment to the Credit and Guaranty Agreement, dated as of January 11, 2018 by and among Pipeline Cynergy Holdings, LLC, Priority Institutional Partner Services, LLC, Priority Payment Systems Holdings LLC, Priority Holdings, LLC, the other Guarantors, each 2018 Converting Lender, each new 2018 Refinancing Term Lender, each 2018 Incremental Term Loan Lenders, each Revolving Credit Lender and SunTrust Bank.
10.5	Credit and Guaranty Agreement, dated as of January 3, 2017, by and among Priority Holdings, LLC, the Credit Parties, the Lenders and Goldman Sachs Specialty Lending Group, L.P.
10.5.1	First Amendment to the Credit and Guaranty Agreement, dated as of November 14, 2017, by and among Priority Holdings LLC, the Guarantors, the Lenders and Goldman Sachs Specialty Group, L.P.
10.5.2	Consent and Second Amendment to the Credit and Guaranty Agreement, dated as of January 11, 2018, by and among Priority Holdings LLC, the Guarantors, the Lenders and Goldman Sachs Specialty Group, L.P.
14.1	Code of Ethics.
16.1	Letter from Marcum LLP to the Securities and Exchange Commission dated July 31, 2018.
99.1	Selected Historical Financial Information of M I Acquisitions prior to the Business Combination.
99.2	Audited Consolidated Financial Information of Priority and its subsidiaries as of December 31, 2017 and 2016 and for each of the three year periods ended December 31, 2017, December 31, 2016 and December 31, 2015.
99.3	Unaudited Condensed Consolidated Financial Statements of Priority and its subsidiaries as of March 31, 2018 and for each of the three-month periods ended March 31, 2018 and 2017.
99.4	Unaudited Pro Forma Combined Financial Information for the year ended December 31, 2017 and as of and for the three-month period ended March 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2018

PRIORITY TECHNOLOGY HOLDINGS, INC.

	By:	/s/ Bruce E. Mattox
Name: Bruce E. Mattox
Title: Chief Financial Officer